UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2008

ENHANCE SKIN PRODUCTS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52755	84-1724410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

695 South Colorado Boulevard, Suite 480 Denver, Colorado a	80246
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 644-8318

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

Effective August 22, 2008, the Board of Directors of Enhance Skin Products Inc. (the “Company”) dismissed Moore and Associates (“M&A”) as the Company’s independent registered public accounting firm and appointed MSCM LLP as the Company’s independent registered public accounting firm.

M&A’s reports on the financial statements of the Company for the fiscal years ended April 30, 2008 and April 30, 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended April 30, 2008 and April 30, 2007 and through August 22, 2008, there have been no disagreements with M&A (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&A, would have caused them to make reference thereto in their report on financial statements for such years.

During the fiscal years ended April 30, 2008 and 2007 and through August 22, 2008, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

The Company provided M&A with a copy of the foregoing disclosures and requested M&A to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of M&A’s response letter, dated August 22, 2008, is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended April 30, 2008 and 2007 and through August 22, 2008, neither the Company nor anyone on behalf of the Company has consulted with MSCM LLP regarding either:

1. The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report provided to the Company nor was oral advice provided that MSCM LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

2. Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 9.01. Exhibits.

(d)	Exhibits.

16.1	Letter, dated August 22, 2008, from M&A to the Securities and Exchange Commission

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2008	ENHANCE SKIN PRODUCTS INC.

By: /s/ Samuel Asculai
Name: Samuel Asculai, Ph.D.
Title: President and Chief Executive Officer